EXHIBIT 10.42

               THREE PARTY STOCK OPTION AGREEMENT


          THIS AGREEMENT, dated _________________ among REYNOLDS METALS COMPANY, a Delaware corporation ("Reynolds"), __________ _______________________________________________________________,
a ____________ corporation ("Subsidiary"), and ________________
___________________________________ ("Optionee").

          WHEREAS, the Committee designated to administer the Reynolds Metals Company 1996 Nonqualified Stock Option Plan ("Plan") has selected Optionee as an Eligible Employee (as defined in the Plan) to whom an option is to be granted under the Plan, and has recognized that through Optionee's efforts and because of Optionee's responsibilities, Optionee is in a position to contribute substantially to the overall success and growth of Reynolds and Subsidiary;

          NOW, THEREFORE, the parties agree as follows:

               1. Optionee will have an option to purchase from Subsidiary the number of shares of Reynolds Common Stock, no par value, listed on the Schedule(s) hereto, at the prices indicated opposite such shares on such Schedule(s), and otherwise in accordance with the terms and conditions stated in the Plan. Reynolds agrees on the date of any option exercise by Optionee to transfer to Subsidiary the number of shares of Reynolds Common Stock to which such exercise relates in exchange for the payment to Reynolds by Subsidiary of the Fair Market Value (as defined in the Plan) of such shares.

               2. Subject to the terms of the Plan, the option shall be exercisable in whole or part, from time to time, on and after the date or dates indicated opposite such shares on the Schedule(s) hereto, but in no event later than the earlier of (a) ten years from the date of the grant or (b) the date specified in the Plan relating to Optionee's termination of employment with Reynolds and its subsidiaries. No option may be exercised for less than 100 shares of Common Stock unless the Optionee is electing to exercise all the remaining options then exercisable on the applicable Schedule.

               3. This Agreement is at all times subject to the terms and conditions of the Plan, which terms and conditions are incorporated herein by reference. Optionee is aware that under the Plan no option may be exercised if his or her employment terminates for any reason within one year of the date of the grant, except as otherwise permitted under the terms of the Plan.

               4. All notices by Optionee hereunder must be delivered both to Reynolds and to Subsidiary and must be in writing, in the English language, and addressed to, in the case of Subsidiary, _______________________, and in the case of Reynolds, the Director, Employee Financial Services, Reynolds Metals Company, 6601 West Broad Street, Richmond, Virginia 23230-1701. Notices by Optionee will be effective upon the later of their receipt by Reynolds or by Subsidiary.

               5. Subsidiary's obligations hereunder may be assigned to Reynolds or to any corporation now or hereafter in existence (a) in which Reynolds owns, directly or indirectly, a voting stock interest of more than fifty percent (50%) or (b) which is otherwise considered a "Subsidiary" for purposes of the Plan.
          Any such assignment shall relieve Subsidiary of all obligations hereunder.

               6. The effectiveness of this Agreement and of any grant of an option hereunder are subject to compliance with all applicable laws and regulations and to receipt of any governmental approvals necessary for the performance by the parties of their obligations hereunder, including but not limited to compliance with and approvals under all applicable exchange control and securities laws.

          IN WITNESS WHEREOF, Reynolds, Subsidiary and Optionee have executed this Agreement in triplicate as of the date first above written.

                                   REYNOLDS METALS COMPANY


                                   By____________________________


                                   [SUBSIDIARY]


                                   By____________________________

                                   ______________________________
                                               Optionee



                 SCHEDULE DATED _______________

                               TO

               Three Party Stock Option Agreement
                    dated __________________
                             among
                    Reynolds Metals Company
                          [Subsidiary]
                              and
                          [Optionee]







No. Shares of                Option                Exercisable
Reynolds Common Stock        Price                 On and After
- ---------------------        ------                ------------






This Schedule is subject at all times to the terms and conditions of the above-referenced Agreement and of the Reynolds Metals
Company 1996 Nonqualified Stock Option Plan.


                              REYNOLDS METALS COMPANY


                              By: __________________________


                              [SUBSIDIARY]


                              By: __________________________

                              ______________________________
                                         Optionee